UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Merrill Lynch
Fundamental Growth Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



We are pleased to present to you the management team of

         Merrill Lynch Fundamental Growth Fund, Inc.


Larry Fuller, who joined Merrill Lynch Investment Managers in 1992, is the Senior Portfolio Manager of Merrill Lynch Fundamental Growth Fund, Inc. He received a bachelor's degree from Bates College and an MBA from Columbia University. He is a member of the New York Society of Security Analysts and the American Finance Association. Mr. Fuller's team includes Associate Portfolio Manager Tom Burke and Analysts Karen Uzzolino and Mike Oberdorf. Mr. Burke received a bachelor's degree from Pace University and is a CFA (R) charterholder. He is also a member of the New York Society of Security Analysts and the CFA Institute. Ms. Uzzolino graduated from the Stuart School of Business Administration. Mr. Oberdorf holds a bachelor's degree from Georgetown University and is a CFA charterholder.


Larry Fuller
Senior Portfolio Manager



Table of Contents                                                Page

A Letter From the President                                         2
A Discussion With Your Fund's Portfolio Manager                     4
Performance Data                                                    6
Disclosure of Expenses                                              8
Announcement to Shareholders                                        9
Portfolio Information                                               9
Schedule of Investments                                            10
Financial Statements                                               12
Financial Highlights                                               15
Notes to Financial Statements                                      20
Disclosure of Investment Advisory Agreement                        25
Officers and Directors                                             27


CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the CFA Institute.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed both of its benchmarks and its Lipper category average for the six-month period, benefiting from a combination of good stock selection and favorable sector weightings.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +7.57%, +7.13%, +7.13%, +7.67% and +7.37%, respectively. The
Fund outperformed the +5.93% return of the unmanaged Standard & Poor's (S&P) 500 Index and the +3.43% return of the unmanaged S&P 500/Citigroup Growth Index for the same period. Fund returns also exceeded the +6.37% average return of the Lipper Large Cap Growth Funds category, which represents the performance of actively managed large cap growth funds. Fund returns for the period include approximately 1.5% that correspond to a cash settlement on October 28, 2005, in favor of the Fund for events that occurred prior to 2005. Since these events are unrelated to the Fund's investments for the six months ended February 28, 2006, the return of approximately 1.5% should not be seen as the result of the Fund's management during the Fund's reporting period, even though Fund holders at the time of settlement benefited fully from it.

The equity, bond and commodity markets continued to follow a relatively unpredictable and volatile pattern during the six months ended February 28, 2006. Total returns varied among regions and sectors, with the S&P Utilities Index returning +1.83%, for example, and the Morgan Stanley Capital International Emerging Markets Latin America Index returning +41.70%. The returns of large capitalization U.S. growth stocks (as represented by the +3.43% return of the S&P 500/Citigroup Growth Index) were less than half of large cap value stock returns (as represented by the +8.48% return of the S&P 500/Citigroup Value Index) during the reporting period. Small cap and mid cap indexes also provided significantly better investment returns than their large cap counterparts. It was a challenging period for a true large cap growth fund to produce relatively attractive investment returns, which makes the Fund's outperformance particularly gratifying. All references below to the Fund's performance do not include the effect of the settlement.


What factors most influenced Fund performance?

Numerous factors contributed to the Fund's above-average returns for the six-month period. However, the most significant was favorable stock selection in the underweighted consumer discretionary sector, where top performers included Starbucks Corp., Wynn Resorts Ltd., Staples, Inc., Walt Disney Co., Nike, Inc. and Coach, Inc.

A continuing positive for more than three years has been our investment holdings in the overweighted energy sector. The major contributors during this six-month period were repeat winners such as Schlumberger Ltd., Transocean, Inc., Baker Hughes, Inc. and Halliburton Co. The industrials sector also aided Fund performance, led by our positions in Caterpillar Inc., Lockheed Martin Corp., 3M Co., MSC Industrial Direct Co., General Electric Co., Fluor Corp. and Boeing Co.

In the materials sector, our positions in Air Products& Chemicals, Inc., Praxair, Inc. and E.I. DuPont de Nemours & Co. benefited performance. The leading emerging economies in Asia have industrial development programs that require enormous amounts of the products and services offered by these companies.

Detracting most from the Fund's relative performance was our avoidance of a number of financial services companies, including American International Group, Inc. (AIG), Freddie Mac and American Express Co., which performed well during the period. We believe that the Federal Reserve Board (the Fed) is prepared to increase short-term interest rates several more times, which may not bode well for the profits of these financial services companies. In addition, we believe increased regulatory scrutiny will heighten pressure on pricing of AIG's products and impact the long-term investment return available to AIG shareholders.


What changes were made to the portfolio during the period?

In the information technology sector, we sold our position in Microsoft Corporation and replaced it with investments in information technology companies in India, where valuations appear reasonable and growth in revenue, earnings and rates of return is much stronger than we are seeing among U.S. information technology companies. Also during the period, we opted not to invest in Dell, Inc. and Intel Corp., two of the leading technology companies in the United States. This proved to be a positive in terms of relative performance.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Overall, we continue to significantly underweight the information technology sector relative to our benchmarks. We believe that companies in China, South Korea and Taiwan are gaining the upper-hand in supplying both computing and communication equipment systems to the world's major customers, both private and public. In the information technology software and services sector, we look to the investment opportunities among the leading companies in India. The Indian companies added to the portfolio during the period were Cognizant Technology Solutions Corp., Satyam Computer Services Ltd., Tata Consultancy Services Ltd. and Infosys Technologies Ltd.

The Fund also is relatively underinvested in companies in the consumer discretionary sector. In our view, the combination of higher interest rates and more limited availability of residential real estate financing is reducing the liquidity available to families to purchase or update new or existing homes. Similarly, the higher cost of energy and public services is reducing the discretionary income of households, further supporting our underweight position in the consumer discretionary sector.

Our focus during the period continued to be on the energy sector, where private companies and governments are increasing their spending in efforts to find new reserves of oil and other energy resources. We were also attracted to industrial companies providing new electric power generating equipment and commercial aviation craft and other industrial and commercial equipment to the rapidly growing economies in Asia, where China leads the capital investment boom.


How would you characterize the Fund's position at the close of the period?

The Fund's overweight positions in the energy, industrials and materials sectors reflect our view that global economic growth is relatively strong. However, the strength in demand growth for both consumer and industrial capital goods is lodged in the Asia-Pacific region, particularly in China, where the nation's economic growth plans are resulting in economic growth rates near 10%. The demand for products, materials, energy and services over the next five years could be unprecedented in modern times. Secondarily, the economic growth and development plans of the government of India are a meaningful contributor to the demand for sophisticated industrial and commercial products and systems, as many millions of people are drawn into the middle-class sector of the society.

In the United States, we anticipate that demand for the services of HMOs (health maintenance organizations) will remain strong over the intermediate-term as these private organizations become major suppliers and administrators of what traditionally have been public sector healthcare services. The relative magnitude and growth in demand for healthcare services has overwhelmed the federal and state governments, and the HMOs are being enlisted as the providers of a rational delivery system for services. Also, we are focused on biotechnology companies in the pharmaceutical area, where the products are relatively moderate in price and efficacious at prolonging and improving the quality of life. Against this backdrop, the health care sector is an important part of our research efforts and our investments in this sector are highly focused.


Lawrence R. Fuller
Vice President and Portfolio Manager


March 8, 2006


After a distinguished 38-year career, Portfolio Manager Larry Fuller announced his retirement from the investment management business, effective March 31, 2006. Mr. Fuller began his career in 1968. He Joined Merrill Lynch Investment Managers (MLIM) in October 1992 and was Senior Portfolio Manager of Merrill Lynch Fundamental Growth Fund, Inc. since its inception that same year. He also managed several other related portfolios. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. Thomas E. Burke, the Fund's associate portfolio manager who has worked closely with Mr. Fuller for 13 years, has become Portfolio Manager of the Fund, effective the same date. Mr. Fuller's colleagues at MLIM join the Fund's Board of Directors in wishing Mr. Fuller well in his retirement.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                               6-Month           12-Month           10-Year
As of February 28, 2006                                      Total Return      Total Return       Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*                +7.57%            +12.03%           +119.04%
ML Fundamental Growth Fund, Inc. Class B Shares*                +7.13             +11.17            +105.89
ML Fundamental Growth Fund, Inc. Class C Shares*                +7.13             +11.14            +102.59
ML Fundamental Growth Fund, Inc. Class I Shares*                +7.67             +12.29            +124.71
ML Fundamental Growth Fund, Inc. Class R Shares*                +7.37             +11.75            +115.18
S&P 500 (R) Index**                                             +5.93             + 8.40            +135.08
S&P 500/Citigroup Growth Index***                               +3.43             + 4.86            +108.14


  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
    markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
    performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Performance Data (concluded)


Average Annual Total Return


                                    Return Without      Return With
                                     Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 2/28/06                  +12.03%            +6.15%
Five Years Ended 2/28/06                - 1.54             -2.59
Ten Years Ended 2/28/06                 + 8.16             +7.57

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                    Return Without      Return With
                                         CDSC              CDSC**
Class B Shares*

One Year Ended 2/28/06                  +11.17%            +7.17%
Five Years Ended 2/28/06                - 2.31             -2.70
Ten Years Ended 2/28/06                 + 7.49             +7.49

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without      Return With
                                         CDSC              CDSC**
Class C Shares*

One Year Ended 2/28/06                  +11.14%            +10.14%
Five Years Ended 2/28/06                - 2.31             - 2.31
Ten Years Ended 2/28/06                 + 7.32             + 7.32

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                          Return

One Year Ended 2/28/06                  +12.29%
Five Years Ended 2/28/06                - 1.30
Ten Years Ended 2/28/06                 + 8.43



Class R Shares                          Return

One Year Ended 2/28/06                  +11.75%
Five Years Ended 2/28/06                - 1.66
Ten Years Ended 2/28/06                 + 7.96



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                   Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value        September 1, 2005
                                                      September 1,          February 28,         to February 28,
                                                         2005                  2006                   2006
Actual

Class A                                                  $1,000              $1,075.70                $ 6.07
Class B                                                  $1,000              $1,071.30                $10.07
Class C                                                  $1,000              $1,071.30                $10.12
Class I                                                  $1,000              $1,076.70                $ 4.79
Class R                                                  $1,000              $1,073.70                $ 7.35

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,018.95                $ 5.91
Class B                                                  $1,000              $1,015.08                $ 9.79
Class C                                                  $1,000              $1,015.03                $ 9.84
Class I                                                  $1,000              $1,020.19                $ 4.66
Class R                                                  $1,000              $1,017.71                $ 7.15


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.18% for Class A, 1.96% for Class B, 1.97% for Class C, .93% for Class I and 1.43% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

   During the period, the Fund incurred legal expense attributable to a settlement of litigation. If, during the period, these expenses were not incurred, the annualized expense ratios would have been approximately 1.14% for Class A, 1.91% for Class B, 1.92% for Class C, .89% for Class I and 1.39%
   for Class R. The actual expenses paid would have been approximately $5.87, $9.81, $9.86, $4.58 and
   $7.15, and the hypothetical expenses paid would have been approximately $5.71, $9.54, $9.59, $4.46 and $6.95, respectively.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information as of February 28, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Exxon Mobil Corp.                                  5.3%
Procter & Gamble Co.                               4.0
Alcon, Inc.                                        4.0
General Electric Co.                               3.9
Schlumberger Ltd.                                  3.1
3M Co.                                             3.0
WellPoint, Inc.                                    2.9
Transocean, Inc.                                   2.8
Halliburton Co.                                    2.7
Amgen, Inc.                                        2.6



                                               Percent of
Five Largest Industries                        Net Assets

Energy Equipment & Services                       12.6%
Chemicals                                          8.5
Health Care Providers & Services                   7.7
Oil, Gas & Consumable Fuels                        7.6
Industrial Conglomerates                           6.8



                                               Percent of
                                                 Total
Sector Representation                         Investments

Energy                                            17.7%
Health Care                                       15.3
Industrials                                       14.8
Consumer Discretionary                            11.2
Information Technology                             7.5
Materials                                          7.4
Consumer Staples                                   6.1
Financials                                         4.9
Other*                                            15.1

 * Includes portfolio holdings in short-term investments.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Schedule of Investments


                                                        Shares
Industry     Common Stocks                                Held         Value

Aerospace & Defense--4.8%

             Boeing Co.                              1,375,100   $   99,956,019
             Lockheed Martin Corp. (e)               1,215,200       88,551,624
             United Technologies Corp.                 989,800       57,903,300
                                                                 --------------
                                                                    246,410,943

Beverages--1.2%

             PepsiCo, Inc.                           1,053,200       62,254,652

Biotechnology--4.3%

             Amgen, Inc. (a)                         1,753,600      132,379,264
             Genzyme Corp. (a)(e)                    1,314,800       91,168,232
                                                                 --------------
                                                                    223,547,496

Capital Markets--1.7%

             Franklin Resources, Inc.                  869,800       89,311,064

Chemicals--8.5%

             Air Products & Chemicals, Inc.          1,483,400       95,174,944
             The Dow Chemical Co.                    2,990,700      128,689,821
             E.I. du Pont de Nemours & Co.           1,764,600       71,007,504
             Nalco Holding Co. (a)                   1,956,000       34,230,000
             Praxair, Inc.                           1,974,700      106,594,306
                                                                 --------------
                                                                    435,696,575

Commercial Banks--2.6%

             Bank of America Corp.                   1,701,000       77,990,850
             Sumitomo Mitsui Financial Group, Inc.       4,900       53,482,488
                                                                 --------------
                                                                    131,473,338

Communications Equipment--1.4%

             Telefonaktiebolaget LM Ericsson (b)(e)  2,164,500       73,809,450

Construction & Engineering--0.6%

             Fluor Corp.                               212,300       18,321,490
             Jacobs Engineering Group, Inc. (a)        164,500       14,104,230
                                                                 --------------
                                                                     32,425,720

Diversified Financial Services--1.2%

             Citigroup, Inc.                         1,384,300       64,189,991

Energy Equipment & Services--12.6%

             Baker Hughes, Inc. (e)                  1,501,700      102,070,549
             Grant Prideco, Inc. (a)                   865,800       35,038,926
             Halliburton Co. (e)                     2,014,900      137,013,200
             National Oilwell Varco, Inc. (a)(e)     1,199,400       73,019,472
             Schlumberger Ltd. (e)                   1,376,000      158,240,000
             Transocean, Inc. (a)(e)                 1,958,000      145,244,440
                                                                 --------------
                                                                    650,626,587

Health Care Equipment & Supplies--5.2%

             Alcon, Inc. (e)                         1,776,500      204,581,740
             Medtronic, Inc.                         1,150,500       62,069,475
                                                                 --------------
                                                                    266,651,215



                                                        Shares
Industry     Common Stocks                                Held         Value

Health Care Providers & Services--7.7%

             Caremark Rx, Inc. (a)(e)                1,406,800   $   69,988,300
             Covance, Inc. (a)                         272,900       15,405,205
             Sierra Health Services, Inc. (a)          820,200       34,194,138
             UnitedHealth Group, Inc.                2,202,700      128,263,221
             WellPoint, Inc. (a)                     1,959,100      150,439,289
                                                                 --------------
                                                                    398,290,153

Hotels, Restaurants & Leisure--5.1%

             Starbucks Corp. (a)(e)                  3,175,500      115,334,160
             Station Casinos, Inc.                     236,600       16,195,270
             Wynn Resorts Ltd. (a)(e)                1,062,900       70,629,705
             Yum! Brands, Inc.                       1,251,000       59,672,700
                                                                 --------------
                                                                    261,831,835

Household Products--4.0%

             Procter & Gamble Co.                    3,469,900      207,951,107

IT Services--4.4%

             Cognizant Technology Solutions
               Corp. (a)                             1,074,300       61,890,423
             Hewitt Associates, Inc. Class A (a)       854,100       23,052,159
             Infosys Technologies Ltd.                 834,100       52,910,180
             Satyam Computer Services Ltd.           3,580,100       62,001,802
             Tata Consultancy Services Ltd.            736,900       28,064,661
                                                                 --------------
                                                                    227,919,225

Industrial Conglomerates--6.8%

             3M Co.                                  2,068,300      152,206,197
             General Electric Co.                    6,082,300      199,925,201
                                                                 --------------
                                                                    352,131,398

Internet & Catalog Retail--1.7%

             eBay, Inc. (a)(e)                       2,194,900       87,927,694

Internet Software & Services--2.7%

             Google, Inc. Class A (a)                  113,200       41,048,584
             Yahoo!, Inc. (a)(e)                     3,043,200       97,564,992
                                                                 --------------
                                                                    138,613,576

Machinery--4.2%

             Caterpillar, Inc. (e)                   1,264,100       92,380,428
             ITT Industries, Inc.                    1,210,000       63,525,000
             Pall Corp. (e)                          1,983,100       58,342,802
                                                                 --------------
                                                                    214,248,230

Media--1.3%

             Walt Disney Co. (e)                     2,360,700       66,075,993

Oil, Gas & Consumable Fuels--7.6%

             ConocoPhillips                            869,300       52,992,528
             Exxon Mobil Corp.                       4,577,900      271,789,923
             Sunoco, Inc.                              885,400       65,608,140
                                                                 --------------
                                                                    390,390,591

Pharmaceuticals--0.3%

             MGI Pharma, Inc. (a)                      715,500       12,614,265

Specialty Retail--2.2%

             Staples, Inc.                           4,515,600      110,812,824



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Schedule of Investments (concluded


                                                        Shares
Industry     Common Stocks                                Held         Value

Textiles, Apparel & Luxury Goods--2.5%

             Coach, Inc. (a)                         1,977,100   $   70,622,012
             Nike, Inc. Class B                        692,700       60,112,506
                                                                 --------------
                                                                    130,734,518

Tobacco--1.7%

             Altria Group, Inc.                      1,230,900       88,501,710

Trading Companies & Distributors--0.4%

             MSC Industrial Direct Co. Class A (e)     449,500       21,292,815

             Total Common Stocks
             (Cost--$4,099,847,374)--96.7%                        4,985,732,965



Beneficial
Interest     Short-Term Securities                                     Value

$134,217,899 Merrill Lynch Liquidity Series, LLC, 4.42%,
                Cash Sweep Series I (c)(f)                       $  134,217,899
 751,767,200 Merrill Lynch Liquidity Series, LLC, 4.53%,
                Money Market Series (c)(d)(f)                       751,767,200

             Total Short-Term Securities
             (Cost--$885,985,099)--17.2%                            885,985,099

Total Investments
(Cost--$4,985,832,473*)--113.9%                                   5,871,718,064
Liabilities in Excess of Other Assets--(13.9%)                    (716,805,621)
                                                                 --------------
Net Assets--100.0%                                               $5,154,912,443
                                                                 ==============

  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $  4,989,185,860
                                            ================
    Gross unrealized appreciation           $    955,549,946
    Gross unrealized depreciation               (73,017,742)
                                            ----------------
    Net unrealized appreciation             $    882,532,204
                                            ================


(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Interest
    Affiliate                                       Activity        Income

    Merrill Lynch Liquidity Series, LLC, 4.42%,
        Cash Sweep Series I                       $ 78,760,346    $2,836,888
    Merrill Lynch Liquidity Series, LLC, 4.53%,
       Money Market Series                        $105,609,850    $  632,491


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Variable rate security.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Statement of Assets and Liabilities

As of February 28, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $730,147,914) (identified cost--$4,099,847,374)                                                  $ 4,985,732,965
       Investments in affiliated securities, at value (identified cost--$885,985,099)                                 885,985,099
       Receivables:
           Securities sold                                                                     $    40,521,004
           Capital shares sold                                                                       7,387,959
           Dividends                                                                                 6,901,809
           Securities lending                                                                          152,342         54,963,114
                                                                                               ---------------
       Prepaid expenses                                                                                                   371,251
                                                                                                                  ---------------
       Total assets                                                                                                 5,927,052,429
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      751,767,200
       Deferred foreign capital gain tax                                                                                  367,322
       Payables:
           Capital shares redeemed                                                                  13,123,186
           Other affiliates                                                                          2,885,130
           Investment adviser                                                                        2,166,194
           Distributor                                                                               1,830,954         20,005,464
                                                                                               ---------------    ---------------
       Total liabilities                                                                                              772,139,986
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 5,154,912,443
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of capital stock, $.10 par value, 300,000,000 shares authorized                             $     9,050,950
       Class B Shares of capital stock, $.10 par value, 500,000,000 shares authorized                                   6,192,660
       Class C Shares of capital stock, $.10 par value, 300,000,000 shares authorized                                   4,823,999
       Class I Shares of capital stock, $.10 par value, 300,000,000 shares authorized                                   7,636,870
       Class R Shares of capital stock, $.10 par value, 500,000,000 shares authorized                                     156,002
       Paid-in capital in excess of par                                                                             6,369,456,375
       Accumulated investment loss--net                                                        $   (2,631,160)
       Accumulated realized capital losses--net                                                (2,125,291,522)
       Unrealized appreciation--net                                                                885,518,269
                                                                                               ---------------
       Total accumulated losses--net                                                                              (1,242,404,413)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 5,154,912,443
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $1,720,256,048 and 90,509,504 shares outstanding                           $         19.01
                                                                                                                  ===============
       Class B--Based on net assets of $1,078,715,077 and 61,926,595 shares outstanding                           $         17.42
                                                                                                                  ===============
       Class C--Based on net assets of $844,649,425 and 48,239,993 shares outstanding                             $         17.51
                                                                                                                  ===============
       Class I--Based on net assets of $1,483,666,501 and 76,368,699 shares outstanding                           $         19.43
                                                                                                                  ===============
       Class R--Based on net assets of $27,625,392 and 1,560,019 shares outstanding                               $         17.71
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Statement of Operations

For the Six Months Ended February 28, 2006
Investment Income

       Dividends                                                                                                  $    29,989,329
       Interest from affiliates                                                                                         2,836,888
       Securities lending--net                                                                                            632,491
                                                                                                                  ---------------
       Total income                                                                                                    33,458,708
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    15,675,031
       Account maintenance and distribution fees--Class B                                            5,682,268
       Account maintenance and distribution fees--Class C                                            4,054,465
       Account maintenance fees--Class A                                                             2,116,270
       Transfer agent fees--Class A                                                                  1,900,891
       Transfer agent fees--Class I                                                                  1,643,848
       Professional fees                                                                             1,506,366
       Transfer agent fees--Class B                                                                  1,439,335
       Transfer agent fees--Class C                                                                  1,053,408
       Accounting services                                                                             420,699
       Custodian fees                                                                                  175,573
       Printing and shareholder reports                                                                111,788
       Directors' fees and expenses                                                                     77,618
       Registration fees                                                                                70,260
       Account maintenance and distribution fees--Class R                                               58,600
       Transfer agent fees--Class R                                                                     26,159
       Other                                                                                            76,963
                                                                                               ---------------
       Total expenses                                                                                                  36,089,542
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,630,834)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        172,685,697
           Foreign currency transactions--net                                                        (932,721)
           Options written--net                                                                      1,081,360        172,834,336
                                                                                               ---------------
       Change in unrealized appreciation on investments (including $367,322 deferred foreign
       capital gain tax)--net                                                                                         196,958,688
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                        369,793,024
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   367,162,190
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 February 28,        August 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income (loss)--net                                                           $   (2,630,834)    $    25,193,914
       Realized gain--net                                                                          172,834,336        287,074,286
       Change in unrealized appreciation--net                                                      196,958,688        485,339,356
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        367,162,190        797,607,556
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (11,376,016)                 --
           Class C                                                                                   (221,265)                 --
           Class I                                                                                (13,212,756)                 --
           Class R                                                                                   (129,656)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (24,939,693)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (343,222,917)      (774,793,559)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (1,000,420)         22,813,997
       Beginning of period                                                                       5,155,912,863      5,133,098,866
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 5,154,912,443    $ 5,155,912,863
                                                                                               ===============    ===============
           * Undistributed investment income/accumulated investment loss--net                  $   (2,631,160)    $    24,939,367
                                                                                               ===============    ===============
             See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Financial Highlights
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    17.80   $    15.29    $    14.89   $    13.63   $    17.23
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income (loss)--net***                                  .01          .12         (.06)        (.04)        (.05)
       Realized and unrealized gain (loss)--net                         1.32         2.39           .46         1.30       (3.55)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.33         2.51           .40         1.26       (3.60)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.12)           --            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    19.01   $    17.80    $    15.29   $    14.89   $    13.63
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         7.57%+++++       16.42%         2.69%        9.24%     (20.89%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.18%*        1.16%         1.16%        1.18%        1.18%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income (loss)--net                                   .13%*         .71%        (.38%)       (.29%)       (.33%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $1,720,256   $1,651,135    $1,587,995   $1,544,751   $1,384,765
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             22.02%       87.68%        78.23%      108.34%       92.35%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

       +++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    16.26   $    14.07    $    13.81   $    12.74   $    16.24
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net***                                         (.06)        (.01)         (.17)        (.13)        (.17)
       Realized and unrealized gain (loss)--net                         1.22         2.20           .43         1.20       (3.33)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.16         2.19           .26         1.07       (3.50)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    17.42   $    16.26    $    14.07   $    13.81   $    12.74
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         7.13%+++++       15.57%         1.88%        8.40%     (21.55%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.96%*        1.94%         1.93%        1.97%        1.96%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (.66%)*       (.05%)       (1.16%)      (1.08%)      (1.10%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $1,078,715   $1,193,442    $1,445,258   $1,685,904   $1,802,731
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             22.02%       87.68%        78.23%      108.34%       92.35%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

       +++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    16.35   $    14.15    $    13.89   $    12.82   $    16.34
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net***                                         (.06)        (.01)         (.17)        (.14)        (.17)
       Realized and unrealized gain (loss)--net                         1.22         2.21           .43         1.21       (3.35)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.16         2.20           .26         1.07       (3.52)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                   --++++++           --            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    17.51   $    16.35    $    14.15   $    13.89   $    12.82
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         7.13%+++++       15.55%         1.87%        8.35%     (21.54%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.97%*        1.95%         1.94%        1.98%        1.97%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (.66%)*       (.10%)       (1.17%)      (1.09%)      (1.11%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  844,649   $  782,172    $  692,924   $  608,176   $  596,871
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             22.02%       87.68%        78.23%      108.34%       92.35%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

       +++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

    ++++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    18.22   $    15.61    $    15.16   $    13.84   $    17.46
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income (loss)--net***                                  .04          .17         (.02)        (.01)        (.02)
       Realized and unrealized gain (loss)--net                         1.34         2.44           .47         1.33       (3.60)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.38         2.61           .45         1.32       (3.62)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.17)           --            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    19.43   $    18.22    $    15.61   $    15.16   $    13.84
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         7.67%+++++       16.72%         2.97%        9.54%     (20.73%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .93%*         .91%          .91%         .93%         .94%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income (loss)--net                                   .38%*         .96%        (.13%)       (.04%)       (.09%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $1,483,667   $1,508,098    $1,396,668   $1,284,423   $1,170,884
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             22.02%       87.68%        78.23%      108.34%       92.35%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

       +++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                  For the Period
                                                                        For the Six                                 January 3,
                                                                        Months Ended       For the Year Ended       2003++ to
The following per share data and ratios have been derived               February 28,           August 31,           August 31,
from information provided in the financial statements.                      2006           2005           2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      16.60   $      14.28   $      13.95   $      12.13
                                                                        ------------   ------------   ------------   ------------
       Investment income (loss)--net**                                         (.01)            .06          (.09)          (.02)
       Realized and unrealized gain--net                                        1.22           2.26            .42           1.84
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         1.21           2.32            .33           1.82
                                                                        ------------   ------------   ------------   ------------
       Less dividends from investment income--net                              (.10)             --             --             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      17.71   $      16.60   $      14.28   $      13.95
                                                                        ============   ============   ============   ============

Total Investment Return

       Based on net asset value per share                               7.37%+++++++         16.25%          2.37%      15.00%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                               1.43%*          1.41%          1.41%         1.42%*
                                                                        ============   ============   ============   ============
       Investment income (loss)--net                                         (.11%)*           .39%         (.60%)        (.53%)*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     27,625   $     21,066   $     10,254   $         14
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     22.02%         87.68%         78.23%        108.34%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance        Distribution
                                      Fee                 Fee

Class A                              .25%                  --
Class B                              .25%                .75%
Class C                              .25%                .75%
Class R                              .25%                .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 28, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD               MLPF&S

Class A                          $ 30,681            $ 379,878
Class I                          $  2,683            $  49,599


For the six months ended February 28, 2006, MLPF&S received contingent deferred sales charges of $343,174 and $42,863 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $397 relating to transactions subject to front-end sales charge waivers in Class A Shares.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2006, the Fund lent securities with a value of $349,990,385 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2006, MLIM, LLC received $272,416 in securities lending agent fees.

In addition, MLPF&S received $276,816 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2006.

The Fund received approximately $76,400,000 in settlement of litigation seeking recovery of losses from various defendants involving previously written off investment securities. The amount is included in realized gain on investments in the Statement of Operations.

For the six months ended February 28, 2006, the Fund reimbursed MLIM $58,815 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including MLIM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2006 were $1,109,969,776 and $1,433,753,824, respectively.

Transactions in call options written for the six months ended February 28, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Options written                                2,246    $     1,081,360
Options expired                              (2,246)        (1,081,360)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                  --                 --
                                     ===============    ===============



4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $343,222,917 and $774,793,559 for the six months ended February 28, 2006 and for the year ended August 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                6,799,788    $   126,667,165
Automatic conversion of shares             4,582,845         84,689,845
Shares issued to shareholders in
   reinvestment of dividends                 609,641         10,473,631
                                     ---------------    ---------------
Total issued                              11,992,274        221,830,641
Shares redeemed                         (14,225,196)      (264,869,865)
                                     ---------------    ---------------
Net decrease                             (2,232,922)    $  (43,039,224)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               16,184,766    $   271,957,651
Automatic conversion of shares             7,528,380        127,252,940
                                     ---------------    ---------------
Total issued                              23,713,146        399,210,591
Shares redeemed                         (34,848,778)      (588,888,158)
                                     ---------------    ---------------
Net decrease                            (11,135,632)    $ (189,677,567)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                4,163,829    $    70,915,926
                                     ---------------    ---------------
Automatic conversion of shares           (4,997,177)       (84,689,845)
Shares redeemed                         (10,624,316)      (180,529,280)
                                     ---------------    ---------------
Total redeemed                          (15,621,493)      (265,219,125)
                                     ---------------    ---------------
Net decrease                            (11,457,664)    $ (194,303,199)
                                     ===============    ===============



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               11,204,965    $   172,917,581
                                     ---------------    ---------------
Automatic conversion of shares           (8,207,396)      (127,252,940)
Shares redeemed                         (32,306,774)      (499,319,170)
                                     ---------------    ---------------
Total redeemed                          (40,514,170)      (626,572,110)
                                     ---------------    ---------------
Net decrease                            (29,309,205)    $ (453,654,529)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                5,830,611    $   100,007,543
Shares issued to shareholders in
   reinvestment of dividends                  12,464            197,936
                                     ---------------    ---------------
Total issued                               5,843,075        100,205,479
Shares redeemed                          (5,435,508)       (92,816,805)
                                     ---------------    ---------------
Net increase                                 407,567    $     7,388,674
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               14,049,842    $   217,937,491
Shares redeemed                         (15,180,014)      (235,799,878)
                                     ---------------    ---------------
Net decrease                             (1,130,172)    $  (17,862,387)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                8,060,909    $   154,696,768
Shares issued to shareholders in
   reinvestment of dividends                 688,159         12,077,182
                                     ---------------    ---------------
Total issued                               8,749,068        166,773,950
Shares redeemed                         (15,153,961)      (285,117,107)
                                     ---------------    ---------------
Net decrease                             (6,404,893)    $ (118,343,157)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               21,213,921    $   359,847,700
Shares redeemed                         (27,940,399)      (482,078,390)
                                     ---------------    ---------------
Net decrease                             (6,726,478)    $ (122,230,690)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                  549,263    $     9,530,044
Shares issued to shareholders in
   reinvestment of dividends                   8,090            129,598
                                     ---------------    ---------------
Total issued                                 557,353          9,659,642
Shares redeemed                            (266,720)        (4,585,653)
                                     ---------------    ---------------
Net increase                                 290,633    $     5,073,989
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  953,895    $    15,021,287
Shares redeemed                            (402,314)        (6,389,673)
                                     ---------------    ---------------
Net increase                                 551,581    $     8,631,614
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2006. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On August 31, 2005, the Fund had a net capital loss carryforward of $2,294,772,471, of which $19,341,544 expires in 2009, $906,975,250 expires in
2010, $1,300,237,466 expires in 2011 and $68,218,211 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Manager") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Manager or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's Management Agreement (the "Management Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Manager and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Management Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Management Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Manager and its affiliates of the Management Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Manager concerning investment advisory fees charged to other clients under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Manager, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Management Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement and the sub-advisory agreement in February, 2006, the independent directors' and Board's review included the following:

Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by the Manager and the sub-adviser, focusing on investment advisory services and the resulting performance of the Fund. The Board uses data provide by Lipper and by the Manager in its review of advisory services. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was satisfactory. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Management Agreement with the Manager.

The Manager's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio and other research, advisory and management personnel. The Board also reviews the Manager's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Lawrence Fuller is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Thomas Burke is the associate portfolio manager of the Fund. Mr. Fuller has more than thirty-eight years' experience in portfolio management and Mr. Burke has more than twenty-five years' experience in portfolio management. Moreover, the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. The Board also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Manager to other types of clients with similar investment mandates, including sub-advised funds. The Board noted that the fees charged to the sub-advised funds were less than those being charged to the Fund. The Board also noted that MLIM provides a number of services to mutual funds that MLIM does not provide to sub-advised funds. The Board determined that the Fund's contractual management fee rate and actual management fees, as well as total expenses, were competitive with those of comparable funds. The Board has concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Manager, and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Manager and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Fund's management fee rate includes a breakpoint schedule that reduces the Fund's management fee rate as the Fund's assets increase. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (concluded)


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Management Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch Fundamental Growth Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                   FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: April 20, 2006